EXHIBIT 10.1

THIRD AMENDMENT TO CREDIT AGREEMENT

THIS THIRD AMENDMENT TO CREDIT AGREEMENT (this “Amendment”) is dated as of August 18, 2021 and made effective as of August 12, 2021 (the “Effective Date”), by and between LINK MEDIA HOLDINGS, LLC, a Delaware limited liability company (“Borrower”), and FIRST NATIONAL BANK OF OMAHA, a national banking association (“Lender”).

W I T N E S S E T H :

WHEREAS, Borrower and Lender previously entered into that certain Credit Agreement, dated as of August 12, 2019, as amended by the certain First Amendment to Credit Agreement, dated as of October 25, 2019, as further amended by the certain Second Amendment to Credit Agreement, dated as of June 25, 2020, pursuant to which Lender agreed to make loans and otherwise extend credit to Borrower (as amended and further amended, restated or modified from time to time, the “Credit Agreement”); and

WHEREAS, the parties desire to amend the Credit Agreement as set forth in this Amendment.

NOW, THEREFORE, in consideration of the mutual covenants herein contained and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

1.    Definitions. All capitalized terms used but not otherwise defined herein shall have the meanings ascribed to them in the Credit Agreement.

2.    Amendments.

(a)    Section 1.06(a) of the Credit Agreement is hereby modified to read as follows:

(a)    The interest rate applicable to Revolving Loans is subject to change from time to time based on changes in an independent index which is the U.S. Prime Rate as reported in the Wall Street Journal as the “Prime Rate” (the “Index”). The Index is not necessarily the lowest rate charged by Lender on its loans. If the Index becomes unavailable during the term of this Agreement, Lender may, in its reasonable discretion and in a manner consistent with market practice, designate a substitute index after notifying Borrower. Lender will tell Borrower the current Index rate upon Borrower’s request. The interest rate change will not occur more often than each first (1st) day of every month during the term of this Agreement. The interest rate will be adjusted and determined without notice to Borrower using the Index as of the date that is two (2) Business Days prior to each interest rate change date. At Lender’s option, the Index and/or the interest rate may be rounded upwards to the next higher one one-hundredth of one percent (0.01%). If at any time the Index is less than zero, then it shall be deemed to be zero for the purpose of calculating the interest rate on Revolving Loans. Interest will accrue on the unpaid principal balance of any Revolving Loan from the date of each Borrowing thereunder (i.e., a “Revolving Loan Effective Date”) and will be calculated as described in Section 12.07(b) using a rate equal to the Index minus the Applicable Revolving Loan Margin.

(b)    Section 1.08 of the Credit Agreement is hereby deleted in its entirety.

(c)    The definition of “Applicable Revolving Loan Margin” in Section 11 of the Credit Agreement is hereby amended and restated in its entirety, as follows:

“Applicable Revolving Loan Margin” shall be determined with reference to Borrower’s most recent Consolidated Leverage Ratio as follows:

Consolidated Leverage Ratio	Applicable Margin
<3.50x but >2.75x	0.65%
<2.75x but >2.00x	0.90%
<2.00x	1.15%

(d)    The definition of “LIBOR Rate” in Section 11 of the Credit Agreement is hereby deleted in its entirety.

(e)    The definition of “Revolving Loan Maturity Date” in Section 11 of the Credit Agreement is hereby amended and restated in its entirety as follows:

“Revolving Loan Maturity Date” shall mean August 12, 2023.

3.    No Further Amendments. Except as expressly provided herein, nothing contained herein is intended to reduce, restrict or otherwise affect any warranties, representations, covenants or other agreements made by Borrower. Except as expressly provided herein, this Amendment is not intended to supersede or amend the Credit Agreement or any documents executed in connection therewith. All of the covenants and obligations of Borrower under the Credit Documents are hereby acknowledged, ratified and affirmed by Borrower, and Borrower specifically acknowledges and agrees that all Collateral pledged to Lender secures the Obligations.

4.    Representations and Warranties. Borrower hereby represents and warrants to Lender as follows:

(a)    The representations and warranties contained in the Credit Agreement and the other Credit Documents are true and correct on and as of the date hereof as though made on and as of this date, except to the extent that such representations and warranties relate solely to an earlier date;

(b)    There exists no Event of Default or Default;

(c)    The execution, delivery and performance by Borrower of this Amendment and all other agreements and documents required hereunder have been duly authorized by all necessary action and do not and will not: (i) result in any breach of or constitute a default under any indenture, loan or credit agreement or any other agreement, lease or instrument to which Borrower or Parent is a party or by which it or its properties may be bound or affected; or (ii) result in, or require, for the benefit of any person or entity other than Lender, the creation or imposition of any mortgage, deed of trust, pledge, lien, security interest or other charge or encumbrance of any nature upon or with respect to any of the properties now owned or hereafter acquired by Borrower or Parent; and

(d)    No authorization, approval or other action by and notice to or filing with any governmental authority or regulatory body or any person or entity is required for the execution, delivery and performance by Borrower of this Amendment.

5.    Conditions Precedent. As conditions precedent to the enforceability of this Amendment, Lender shall have received from Borrower all of the following, each dated (unless otherwise indicated) such day, in form and substance satisfactory to Lender:

(a)    This Amendment executed by Borrower;

(b)    A copy of the separate resolutions of Borrower authorizing the execution, delivery and performance of the documents to which Borrower is a party, certified as of the date hereof by a responsible officer of Borrower together with a certification from such officer that there have been no amendments, restatements, alterations or modifications to the organizational documents of Borrower since such organizational documents were last certified and provided to Lender; and

(c)    Borrower shall have paid all out-of-pocket costs and expenses, including without limitation, attorneys’ fees and expenses, incurred by Lender in connection with this Amendment and the Credit Documents and all related documentation, recording or filing fees.

6.    Limited Effect. Except as expressly provided herein or contemplated by this Amendment, the Credit Agreement and the other Credit Documents shall remain unmodified and in full force and effect. This Amendment shall not be deemed (a) to be a waiver of, or consent to, or a modification or amendment of, any other term or condition of the Credit Agreement or any other Credit Document or a waiver of any Default or Event of Default, (b) to prejudice any right or rights which Lender may now have or may have in the future under or in connection with the Credit Agreement or the other Credit Documents or any of the instruments or agreements referred to therein, as the same may be amended, restated, supplemented or modified from time to time, or (c) to be a commitment or any other undertaking or expression of any willingness to engage in any further discussion with Borrower, any Guarantor or any other Person with respect to any waiver, amendment, modification or any other change to the Credit Agreement or the other Credit Documents or any rights or remedies arising in favor of Lender under or with respect to any such documents.

7.    Counterparts. This Amendment may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. An electronic transmission or facsimile of this Amendment shall be deemed an original and shall be admissible as evidence of the document and the signer’s execution.

8.    Entire Agreement. This Amendment is the entire agreement, and supersedes any prior agreements and contemporaneous oral agreements, of the parties concerning its subject matter.

9.    Successors and Assigns. This Amendment shall be binding on and inure to the benefit of the parties and their respective heirs, beneficiaries, successors and permitted assigns.

[The Remainder of this Page Intentionally Left Blank, Signature Page to Follow]

IN WITNESS WHEREOF, the parties have executed this Amendment as of the date and year first above written.

BORROWER:

LINK MEDIA HOLDINGS, LLC

By:	/s/ Scott LaFoy
Name:	Scott LaFoy
Title:	President

LENDER:

FIRST NATIONAL BANK OF OMAHA

By:	David S. Erker
Name:	David S. Erker
Title:	Vice President

REAFFIRMATION OF GUARANTY

Each of the undersigned (each, a “Guarantor”) hereby: (a) acknowledges that each Guarantor has reviewed and consents to this Amendment on the terms and conditions set forth herein; (b) acknowledges and agrees that all references to the “Credit Agreement” and “Credit Documents” contained in the Subsidiaries Guaranty shall constitute references to the Credit Agreement and Credit Documents as the same have been amended and may be amended, restated or otherwise modified from time to time hereafter; (c) acknowledges and agrees that the Subsidiaries Guaranty has not been discharged to any extent and that Lender has not waived any of its rights or remedies whatsoever against Borrower or the undersigned by entering into the Amendment or by any previous action taken by Lender; (d) ratifies and reaffirms in all respects the Subsidiaries Guaranty, agrees to be bound thereby, and agrees that the Subsidiaries Guaranty constitutes the legal, valid and binding obligation of the undersigned enforceable against each Guarantor in accordance with its terms, subject to applicable bankruptcy, insolvency reorganization, moratorium or other laws affecting creditors’ rights generally and subject to general principles of equity, regardless of whether considered in a proceeding in equity or at law; and (e) acknowledges that no future obligation to obtain the undersigned’s consent or acknowledgment to Lender’s extending future loans or amending agreements with Borrower shall be imposed or otherwise implied as a result of the undersigned having giving this Reaffirmation of Guaranty.

GUARANTORS:

LINK MEDIA ALABAMA, LLC

By: By:	/s/ Scott LaFoy
Name:	Scott LaFoy
Title:	President

LINK MEDIA FLORIDA, LLC

By: By:	/s/ Scott LaFoy
Name:	Scott LaFoy
Title:	President

LINK MEDIA GEORGIA, LLC

By: By:	/s/ Scott LaFoy
Name:	Scott LaFoy
Title:	President

LINK MEDIA MIDWEST, LLC

By: By:	/s/ Scott LaFoy
Name:	Scott LaFoy
Title:	President

LINK MEDIA OMAHA, LLC

By: By:	/s/ Scott LaFoy
Name:	Scott LaFoy
Title:	President

LINK MEDIA PROPERTIES, LLC

By: By:	/s/ Scott LaFoy
Name:	Scott LaFoy
Title:	President

LINK MEDIA SERVICES, LLC

By: By:	/s/ Scott LaFoy
Name:	Scott LaFoy
Title:	President

LINK MEDIA SOUTHEAST, LLC

By: By:	/s/ Scott LaFoy
Name:	Scott LaFoy
Title:	President

LINK MEDIA WISCONSIN, LLC

By: By:	/s/ Scott LaFoy
Name:	Scott LaFoy
Title:	President